EXHIBIT 99.1

LETTER OF TRANSMITTAL
for
Anixter International Inc.

Offer to Exchange

Up to $378,135,000 Aggregate Principal Amount at Maturity

Zero Coupon Convertible Notes due 2033
plus an Exchange Fee
for any and all outstanding
Liquid Yield OptionTM Notes due 2033
(CUSIP No. 035290AF2 and 035290AD7)

Pursuant to, and subject to the terms and conditions described in,

the Prospectus dated November 8, 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 7, 2004, UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK

By Hand:	By Courier:	By Registered or Certified Mail:	By Facsimile (Eligible Institutions Only):
The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street — Floor 7E New York, NY 10286 Attention: Randolph Holder	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street — Floor 7E New York, NY 10286 Attention: Randolph Holder	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street — Floor 7E New York, NY 10286 Attention: Randolph Holder	(212) 298-1915

For Confirmation by Telephone: (212) 815-5098

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

          The undersigned hereby acknowledges receipt and review of the prospectus dated November 8, 2004 (as may be amended or supplemented from time to time, the “Prospectus”) of Anixter International Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter”), which together describe the offer (the “Exchange Offer”) of the Company to exchange $1,000 principal amount at maturity of Zero Coupon Convertible Notes due 2033 (the “New Securities”) plus an exchange fee of $1.00 for each $1,000 principal amount at maturity of validly tendered and accepted Liquid Yield OptionTM Notes due 2033 (the “Old Securities”).

          Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

          This Letter need not be completed if (a) the Old Securities are being tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus (as defined below) under “The Exchange Offer — Procedures for Tendering Old Securities” beginning on page 23 and (b) an “agent’s message” is delivered to the Exchange Agent as described on page 23 of the Prospectus.

          This Letter is to be completed by a holder of Old Securities if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Securities” beginning on page 23, but only if an agent’s message is not delivered through DTC’s Automated Tender Offer Program (“ATOP”). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will also send an agent’s message to the Exchange Agent for its acceptance. The agent’s message will state that DTC has received an express acknowledgment from the tendering holder of Old Securities, which acknowledgment will confirm that such holder of Old Securities received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter, and that the Company may enforce this Letter against such holder of Old Securities. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter by the DTC participant identified in the agent’s message. Accordingly, this Letter need not be completed by a holder tendering through ATOP.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING, EXECUTING AND DELIVERING THIS LETTER.

          The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

          List below the Old Securities to which this Letter relates.

DESCRIPTION OF OLD SECURITIES TENDERED

Name of DTC Participant
And Participant’s DTC Account Number	Principal Amount at Maturity
In Which Old Securities Are Held	Of Old Securities Tendered

METHOD OF DELIVERY

☐	CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

          By execution hereof, the undersigned acknowledges that he or she has received the Prospectus and this Letter, which together constitute the Exchange Offer, to exchange $1,000 principal amount at maturity of New Securities plus an exchange fee of $1.00 in cash for each $1,000 principal amount at maturity of validly tendered and accepted Old Securities, on the terms and subject to the conditions of the Prospectus.

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Securities indicated above pursuant to the Exchange Offer.

          Subject to, and effective upon, the acceptance of Old Securities tendered hereby, by executing and delivering this Letter (or agreeing to the terms of this Letter pursuant to an agent’s message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of the Company all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of the Old Securities tendered thereby; (ii) waives any and all rights with respect to the Old Securities tendered; and (iii) releases and discharges the Company and the Trustee with respect to the Old Securities from any and all claims such holder may have, now or in the future, arising out of or related to the Old Securities. The undersigned acknowledges and agrees that the tender of Old Securities made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus.

          The undersigned represents and warrants that it has full power and authority to legally tender, exchange, assign and transfer the Old Securities tendered hereby and to acquire the New Securities issuable upon the exchange of such tendered Old Securities, and that, when and if the Old Securities tendered hereby are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to transfer ownership of such Old Securities.

          The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Old Securities with full power of substitution to: (i) transfer ownership of such Old Securities to, or upon the order of, the Company; (ii) present such Old Securities for transfer of ownership on the books of the Company; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities; and (iv) deliver, in book-entry form, the New Securities issuable upon acceptance of the Old Securities tendered hereby, together with any Old Securities not accepted in the Exchange Offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

          All authority conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

          The undersigned acknowledges that the acceptance of properly tendered Old Securities by the Company pursuant to the procedures described in the section of the Prospectus “The Exchange Offer — Procedures for Tendering Old Securities” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

          The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (some of which can not be waived by the Company), as more particularly set forth in the Prospectus, the Company may not be required to accept all or any of the Old Securities tendered hereby.

          The undersigned understands that a valid tender of Old Securities is not made in acceptable form until receipt by the Exchange Agent of this Letter (or an agent’s message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to the Company (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the Old Securities hereunder (including time of receipt) and acceptance of tenders and withdrawals of Old Securities will be determined by the Company in its sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

          The undersigned acknowledges and agrees that issuance of the New Securities and payment of the exchange fee in exchange for validly tendered Old Securities that are accepted in the Exchange Offer will be made promptly after the Exchange Date.

          Unless otherwise indicated in the “Special Issuance and Payment Instructions” box, the New Securities and the exchange fee, and any Old Securities tendered but not accepted in the Exchange Offer, will be credited to the DTC account number specified on page 2.

          Your bank or broker can assist you in completing this form. The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter may be directed to the Information Agent, whose address and telephone number appear below. See Instruction 7 below.

Signature(s) of Holder(s) of Old Securities

          Must be signed by registered holder(s) of Old Securities exactly as such participant’s name appears on a security position listing as the owner of Old Securities, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 and 3.

Date

Name(s)

Capacity

Address (Include Zip Code)

Tax Identification or Social Security Number (see Instruction 8)

Telephone Number (Include Area Code)

MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTION 3 BELOW)

(CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

Name of Eligible Institution Guaranteeing Signatures

Address (Including Zip Code)

Telephone Number (Including Area Code)

Authorized Signature

Printed Name

Title

Date

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

(See Instruction 6)

          To be completed ONLY if New Securities are to be issued and the exchange fee is to be paid, and Old Securities tendered but not accepted in the Exchange Offer are to be issued, in the name of someone other than the undersigned registered owner and to a DTC account number other than the account number specified on page 2 above.

          Record ownership of New Securities in book-entry form, pay the exchange fee and issue Old Securities tendered but not accepted in the Exchange Offer, in the name and to the DTC account number set forth below.

Name

DTC Account #

Address (Including Zip Code)

Tax Identification or Social Security Number
(See Instruction 8)

INSTRUCTIONS

          1.     Delivery of Letter of Transmittal. To tender Old Securities in the Exchange Offer, book-entry transfer of the Old Securities into the Exchange Agent’s account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter, or an agent’s message in lieu of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent, at its address set forth herein, prior to 12:00 midnight New York City time on the Expiration Date. Tenders of Old Securities in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter.

          THE METHOD OF DELIVERY OF THE TENDERED OLD SECURITIES, THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH DTC’S AUTOMATED TENDER OFFER PROGRAM (“ATOP”), IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD SECURITIES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD SECURITIES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY OR DTC.

          Old Securities tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 12:00 midnight New York City time on the Expiration Date, unless the Exchange Offer is extended, in which case tenders of Old Securities may be withdrawn at any time prior to the Expiration Date, as extended, under the conditions described in the extension. In order to be valid, notice of withdrawal of tendered Old Securities must comply with the requirements set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders” on page 25.

          2.     Signatures on Letter of Transmittal, Powers and Endorsements. This Letter must be signed by or on behalf of the registered holder(s) of the Old Securities tendered hereby, as reflected on the security position listing of DTC. The signature(s) on this Letter must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of Old Securities is a participant, without alteration or enlargement or any change whatsoever.

          If any of the Old Securities tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter.

          If this Letter is signed by a person other than the registered holder or holders of any Old Securities, such Old Securities must be endorsed or accompanied by appropriate powers, in each case signed as the name of the registered holder of holders as appears on the Old Securities.

          If this Letter or any Old Securities or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of its authority so to act must be submitted with this Letter.

          3.     Guarantee of Signatures. Except as otherwise provided below, all signatures on a letter of transmittal or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on this Letter need not be guaranteed if:

•	this letter is signed by a participant in DTC whose name appears on a security position listing of DTC as owner of the Old Securities and the holder(s) has not completed the portion entitled “Special Issuance and Payment Instructions” on the Letter; or

•	the Old Securities are tendered for the account of an Eligible Guarantor Institution (defined below).

          An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), means:

(i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);

(ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

(iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act); and

(iv) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

          4.     Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Securities to the Company in the Exchange Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

•	if New Securities in book-entry form are to be registered in the name of any person other than the person signing this Letter; or

•	if tendered Old Securities are registered in the name of any person other than the person signing this Letter.

          If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Letter, the amount of those transfer taxes will be billed directly to the tendering holder.

          5.     Validity of Tender; Irregularities. All questions as to validity, form and eligibility of any tender of the Old Securities hereunder will be determined by the Company, in its sole judgment (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. The Company reserves the right to waive any irregularities or defects in the tender of any Old Securities and its interpretations of the terms and conditions of this Letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A tender will not be deemed to have been made until all irregularities have been cured or waived.

          6.     Special Issuance and Payment Instructions. Indicate the name in which ownership of the New Securities, and Old Securities tendered but not accepted, is to be recorded on the DTC security listing position, if different from the name of the person(s) signing this Letter. A Tax Identification Number will be required.

          7.     Additional Copies. Additional copies of this Letter may be obtained from the Information Agent at the address listed below. Holders may also contact their broker-dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

          8.     Substitute Form W-9. You are required, unless an exemption applies, to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or employer identification number, and with certain other information, on Substitute Form W-9, which is provided below, and to certify, under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service (“IRS”) and a federal income tax backup withholding on the payment of the amounts due. The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on payment of the amounts due until a TIN is provided to the Exchange Agent.

IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE INFORMATION AGENT

Morrow & Co., Inc.

445 Park Avenue, 5th Floor
New York, New York 10022
Noteholders, Please Call (800) 607-0088
Banks and Brokerage Firms, Please Call (800) 654-2468
All Others Call Collect: (212) 754-8000

IMPORTANT TAX INFORMATION

          Under U.S. federal income tax law, a holder whose Old Securities are accepted for exchange is required by law to provide the Exchange Agent with such holder’s correct TIN on Substitute Form W-9 (provided below) and to certify that the TIN provided is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, payments that are made to such holder pursuant to this Letter may be subject to backup withholding.

          Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status (Form W-8BEN). Such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

          If backup withholding applies, the Exchange Agent may be required to backup withhold on any such payments made to the holder. Backup withholding (currently at a rate of 28%) is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

What Number to Give the Paying Agent

        The holder is required to give the Exchange Agent the TIN, generally the social security number or employer identification number, of the record owner of the tendered Old Securities. If the Old Securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on all cash payments until a TIN is provided to the Exchange Agent.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (You) to Give the Payer. — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue New Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the SOCIAL
SECURITY number
For this type of account:		of —

1.	Individual	The Individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM or from the IRS website at www.irs.gov, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 2 — Certification —
Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

	(3) I am a U.S. person (including a U.S. resident alien).	Part 3 — ☐ Awaiting TIN

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Business name (if different from above): List Account number(s) here (optional): Entity: ☐ Individual/Sole proprietor ☐ Corporation☐ Partnership ☐ Other: Address (Include Zip Code):

Sign Here	SIGNATURE OF U.S. PERSON

DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ABOVE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING IF YOU CHECKED
THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable payments made to me will be withheld.

Signature	Date ____________________________________ , 20

The exchange agent for the exchange offer is:

The Bank of New York

By Facsimile (Eligible Institutions only): (212) 298-1915 By Telephone: (212) 298-5098	By Mail, Hand or Overnight Delivery: The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street — 7 East New York, N.Y. 10286 Attn: Randolph Holder

Questions, requests for assistance and requests for additional copies of this letter of transmittal and the exchange offer prospectus may be directed to the information agent
or the dealer manager at each of their addresses set forth below:

The information agent for the exchange offer is:

Morrow & Co., Inc.

445 Park Avenue, 5th Floor
New York, New York 10022
E-mail: axe.info@morrowco.com
Noteholders, Please Call (800) 607-0088
Banks and Brokerage Firms, Please Call (800) 654-2468
All Others Call Collect: (212) 754-8000

The dealer manager for the exchange offer is:

Merrill Lynch & Co.

4 World Financial Center, 7th Floor
New York, NY 10080
Attn: Liability Management Group
Call Toll Free: 1-888-654-8637
Or Call: 212-449-4914 (collect)